UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 4)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 30, 2012

One Horizon Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Weststrasse 1, Baar
Switzerland	CH6340
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	011-41-41-7605820

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 5, 2012, One Horizon Group, Inc. (the “Company,” formerly Intelligent Communication Enterprise Corporation) filed a Current Report on Form 8-K disclosing the completion of its acquisition of all of the issued and outstanding shares of One Horizon Group plc (“OHGP”) on November 30, 2012, through a share exchange (the “Report”).  On February 7, 2013, the Company filed Amendment No. 1 to the Report to add the historical financial statements of OHGP and the pro-forma financial information required by Item 9.01.  On February 13, 2013, the Company filed Amendment No. 2 to the Report to amend Item 9.01—Financial Statements and Exhibits to add the historical financial statements of OHGP for the period ended September 30, 2012.  On March 12, 2013, the Company filed Amendment No. 3 to the Report to provide disclosure in Item 4.01— changes in Registrant’s Certifying Accountant.

This Amendment No. 4 to the Report amends Item 9.01—Financial Statements and Exhibits to replace the historical financial statements of OHGP for the years ended June 30, 2012 and 2011 and the three months ended September 30, 2012 and 2011, and the pro forma financial statements of OHGP as at and for the year ended June 30, 2012 and as at and for the three months ended September 30, 2012.  The previously filed financial statements were prepared under International Financial Reporting Standards and were not prepared in accordance with U.S. Generally Accepted Accounting Principles (“US GAAP”) or audited under U.S. generally accepted audit standards. Accordingly, we have replaced the previously filed statements with revised statements filed in accordance with US GAAP.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired.  Filed herewith, beginning at page F-1, are the combined financial statements of One Horizon Group plc and two of its wholly-owned subsidiaries Horizon Globex GmbH and Abbey Technology GmbH for the years ended June 30, 2012 and 2011, and condensed combined financial statements for the three months ended September 30, 2012 and 2011.

(b)           Pro Forma Information.  Filed herewith are the following:

Unaudited pro forma condensed combined balance sheets of One Horizon Group plc. as at September 30, 2012	open

Unaudited pro forma condensed combined statements of operations for the year ended June 30, 2012	open

Unaudited pro forma condensed combined statements of operations for the three months ended September 30, 2012	open

Notes to the unaudited pro forma condensed combined financial statements as at and for the year ended June 30, 2012 and as at and for the three months ended September 30, 2012	open

(c)           Shell Company Transactions.  Not applicable.

(d)           The following are filed as exhibits to this Report:

Exhibit Number	Title of Document	Location

10.1	Agreement of Securities Exchange and Plan of Reorganization between Intelligent Communication Enterprise Corporation and One Horizon Group PLC, dated as of October 12, 2012	Incorporated by reference from the Current Report on Form 8-K filed December 5, 2012

99.1	Audited Financial Statements of One Horizon Group plc	Filed herewith

99.2	Unaudited pro forma Financial Statements of One Horizon Group, Inc. and One Horizon Group plc	Incorporated by reference from the Current Report on Form 8-K/A filed February 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: June 27, 2013	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer